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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated July 24, 2000 accompanying the consolidated financial statements of The Credit Store, Inc. included in the Annual Report on Form 10-K/A for the year ended May 31, 2000, which is incorporated by reference in this Registration Statement. We consent to the incorporation by reference in this Registration Statement on Form S-8 of the aforementioned report.

/s/  GRANT THORNTON LLP


Minneapolis, Minnesota
February 26, 2001